                                                                    EXHIBIT 4(c)

                              AVA CAPITAL TRUST III

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                      AMONG

                         AVISTA CORPORATION, AS SPONSOR,

            UNION BANK OF CALIFORNIA, N.A., AS INSTITUTIONAL TRUSTEE,

              SUNTRUST DELAWARE TRUST COMPANY, AS DELAWARE TRUSTEE,

                                       AND

                     MALYN K. MALQUIST AND DIANE C. THOREN,

                               AS REGULAR TRUSTEES

                            DATED AS OF APRIL 5, 2004

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
   ARTICLE I DEFINED TERMS............................................................................    2
                         SECTION 1.01.             Definitions........................................    2

   ARTICLE II ESTABLISHMENT OF THE TRUST..............................................................   11
                         SECTION 2.01.             Name...............................................   11
                         SECTION 2.02.             Offices of the Trustees; Principal Place
                                                       of Business....................................   11
                         SECTION 2.03.             Initial Contribution of Trust Property;
                                                       Organizational Expenses........................   11
                         SECTION 2.04.             Issuance of the Preferred Securities...............   12
                         SECTION 2.05.             Subscription and Purchase of Subordinated
                                                       Debt Securities; Issuance of the
                                                       Common Securities..............................   12
                         SECTION 2.06.             Declaration of Trust...............................   12
                         SECTION 2.07.             Authorization to Enter into Certain
                                                       Transactions...................................   12
                         SECTION 2.08.             Assets of Trust....................................   17
                         SECTION 2.09.             Title to Trust Property............................   17
                         SECTION 2.10.             Mergers and Consolidations of the Trust............   18

ARTICLE III PAYMENT ACCOUNT...........................................................................   19
                         SECTION 3.01.             Payment Account....................................   19

ARTICLE IV DISTRIBUTIONS; REDEMPTION..................................................................   19
                         SECTION 4.01.             Distributions......................................   19
                         SECTION 4.02.             Distribution Rate..................................   20
                         SECTION 4.03.             Distribution Periods...............................   24
                         SECTION 4.04.             Redemption.........................................   25
                         SECTION 4.05.             Subordination of Common Securities and
                                                       Distributions..................................   26
                         SECTION 4.06.             Payment Procedures.................................   27
                         SECTION 4.07.             Tax Returns and Reports............................   27
                         SECTION 4.08.             Exchange...........................................   28

ARTICLE V TRUST SECURITIES CERTIFICATES...............................................................   28
                         SECTION 5.01.             Initial Ownership..................................   28
                         SECTION 5.02.             The Trust Securities Certificates..................   29

                         SECTION 5.03.             Authentication of Trust Securities
                                                       Certificates...................................   29
                         SECTION 5.04.             Registration of Transfer and Exchange of
                                                       Preferred Securities Certificates..............   29
                         SECTION 5.05.             Mutilated, Destroyed, Lost or Stolen Trust
                                                       Securities Certificates........................   30
                         SECTION 5.06.             Persons Deemed Securityholders.....................   30
                         SECTION 5.07.             Access to List of Securityholders' Names
                                                       and Addresses..................................   31
                         SECTION 5.08.             Maintenance of Office or Agency....................   31
                         SECTION 5.09.             Appointment of Paying Agent........................   31
                         SECTION 5.10.             Ownership of Common Securities by Sponsor..........   32
                         SECTION 5.11.             Book-Entry Preferred Securities
                                                       Certificates; Common Securities
                                                       Certificate....................................   32
                         SECTION 5.12.             Notices to Clearing Agency.........................   33
                         SECTION 5.13.             Definitive Preferred Securities
                                                       Certificates...................................   33
                         SECTION 5.14.             Rights of Securityholders..........................   34

ARTICLE VI ACTS OF SECURITYHOLDERS; MEETINGS; VOTING..................................................   34
                         SECTION 6.01.             Limitations on Voting Rights.......................   34
                         SECTION 6.02.             Notice of Meetings.................................   37
                         SECTION 6.03.             Meetings of Holders of Preferred Securities........   38
                         SECTION 6.04.             Voting Rights......................................   38
                         SECTION 6.05.             Proxies, etc.......................................   38
                         SECTION 6.06.             Securityholder Action by Written Consent...........   38
                         SECTION 6.07.             Record Date for Voting and Other Purposes..........   39
                         SECTION 6.08.             Acts of Securityholders............................   39
                         SECTION 6.09.             Inspection of Records..............................   40

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE TRUSTEES............................................   40
                         SECTION 7.01.             Representations and Warranties of the
                                                       Trustees.......................................   40

ARTICLE VIII THE TRUSTEES.............................................................................   41
                         SECTION 8.01.             Certain Duties and Responsibilities................   41
                         SECTION 8.02.             Notice of Defaults.................................   42
                         SECTION 8.03.             Certain Rights of Institutional Trustee............   42
                         SECTION 8.04.             Not Responsible for Recitals or Issuance
                                                       of Securities..................................   43

                         SECTION 8.05.             May Hold Securities................................   44
                         SECTION 8.06.             Compensation; Fees; Indemnity......................   44
                         SECTION 8.07.             Trustees Required; Eligibility.....................   44
                         SECTION 8.08.             Conflicting Interests..............................   45
                         SECTION 8.09.             Co-Trustees and Separate Trustee...................   45
                         SECTION 8.10.             Resignation and Removal; Appointment of
                                                       Successor......................................   46
                         SECTION 8.11.             Acceptance of Appointment by Successor.............   48
                         SECTION 8.12.             Merger, Conversion, Consolidation or
                                                       Succession to Business.........................   48
                         SECTION 8.13.             Preferential Collection of Claims Against
                                                       Sponsor or Trust...............................   48
                         SECTION 8.14.             Reports by Institutional Trustee...................   49
                         SECTION 8.15.             Reports to the Institutional Trustee...............   49
                         SECTION 8.16.             Evidence of Compliance with Conditions
                                                       Precedent......................................   49
                         SECTION 8.17.             Number of Trustees.................................   50
                         SECTION 8.18.             Delegation of Power................................   50
                         SECTION 8.19.             Enforcement of Rights of Institutional
                                                       Trustee by Securityholders.....................   50
                         SECTION 8.20.             Delaware Trustee...................................   51

ARTICLE IX DISSOLUTION AND LIQUIDATION................................................................   51
                         SECTION 9.01.             Dissolution Upon Expiration Date...................   51
                         SECTION 9.02.             Early Termination..................................   52
                         SECTION 9.03.             Termination........................................   52
                         SECTION 9.04.             Liquidation........................................   52
                         SECTION 9.05.             Bankruptcy.........................................   53
                         SECTION 9.06.             Certificate of Cancellation........................   54

ARTICLE X REMARKETING PROCEDURES......................................................................   54
                         SECTION 10.01.            Election to Remarket...............................   54
                         SECTION 10.02.            Notice of Election.................................   54
                         SECTION 10.03.            Determination of Distribution Rate.................   55

ARTICLE XI MISCELLANEOUS PROVISIONS...................................................................   57
                         SECTION 11.01.            Guarantee by the Sponsor...........................   57
                         SECTION 11.02.            Limitation of Rights of Securityholders............   57
                         SECTION 11.03.            Amendment..........................................   57
                         SECTION 11.04.            Separability.......................................   59
                         SECTION 11.05.            Governing Law......................................   59
                         SECTION 11.06.            Successors.........................................   59
                         SECTION 11.07.            Headings...........................................   59
                         SECTION 11.08.            Notice and Demand..................................   59

                         SECTION 11.09.            Agreement Not to Petition..........................   60
                         SECTION 11.10.            Conflict with Trust Indenture Act..................   60

                              AVA CAPITAL TRUST III

            Certain Sections of this Declaration of Trust relating to

                         Sections 310 through 318 of the

                          Trust Indenture Act of 1939:

Trust Indenture Act Section                                                                   Declaration of Trust Section
---------------------------                                                                   ----------------------------
Section 310(a)(1) ........................................................................                      8.07
       (a)(2) ............................................................................                      8.07
       (a)(3) ............................................................................                      8.09
       (a)(4) ............................................................................            Not Applicable
       (b) ...............................................................................                      8.08
Section 311(a) ...........................................................................                      8.13
       (b) ...............................................................................                      8.13
Section 312(a) ...........................................................................                      5.07
       (b) ...............................................................................                      5.07
       (c) ...............................................................................                      5.07
Section 313(a) ...........................................................................                   8.14(a)
       (a)(4) ............................................................................                   8.14(b)
       (b) ...............................................................................                   8.14(b)
       (c) ...............................................................................                   8.14(a)
       (d) ...............................................................................          8.14(a), 8.14(b)
Section 314(a) ...........................................................................                      8.15
       (b) ...............................................................................            Not Applicable
       (c)(1) ............................................................................                8.15, 8.16
       (c)(2) ............................................................................                      8.16
       (c)(3) ............................................................................                      8.16
       (d) ...............................................................................            Not Applicable
       (e) ...............................................................................                      8.16
Section 315(a) ...........................................................................                      8.01
       (b) ...............................................................................             8.02, 8.14(b)
       (c) ...............................................................................                   8.01(a)
       (d) ...............................................................................                8.01, 8.03
       (e) ...............................................................................            Not Applicable
Section 316(a) ...........................................................................            Not Applicable
       (a)(1)(A) .........................................................................                      8.19
       (a)(1)(B) .........................................................................                      8.19
       (a)(2) ............................................................................            Not Applicable
       (b) ...............................................................................            Not Applicable
       (c) ...............................................................................            Not Applicable
Section 317(a)(1) ........................................................................            Not Applicable
       (a)(2) ............................................................................            Not Applicable
       (b) ...............................................................................                      5.09
Section 318(a) ...........................................................................                     11.10

--------------
Note: This Cross Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms and provisions.

                    AMENDED AND RESTATED DECLARATION OF TRUST

         THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") is made as of April 5, 2004, by and among (i) Avista Corporation, a Washington corporation (the "Sponsor" or the "Company"); (ii) Union Bank of California, N.A., a national banking association duly organized and existing under the laws of the United States of America, as trustee (the "Institutional Trustee" and, in its separate corporate capacity and not in its capacity as Trustee, the "Bank");
(iii) SunTrust Delaware Trust Company, a Delaware limited purpose trust company duly organized and existing under the laws of the State of Delaware, as Delaware trustee (the "Delaware Trustee" and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "Delaware Bank"); (iv) Malyn K. Malquist, an individual, and Diane C. Thoren, an individual, as regular trustees (each a "Regular Trustee" and together the "Regular Trustees") (the Institutional Trustee, the Delaware Trustee and the Regular Trustees referred to collectively as the "Trustees"); and (v) the several Holders, as hereinafter defined.

                              W I T N E S S E T H :

         WHEREAS, a statutory trust has been declared and established pursuant to the Delaware Statutory Trust Act by entering into that certain Declaration of Trust, dated as of November 4, 1996 (the "1996 Declaration"), and by the execution and filing by the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, dated November 4, 1996;

         WHEREAS, pursuant to the Removal and Appointment of Trustee and Amendment of the Declaration of Trust of the Trust, entered into by the Sponsor, the Bank, the Delaware Bank and a Regular Trustee, dated as of March 9, 2004,
(i) the Sponsor removed Wilmington Trust Company as a trustee of the Trust and appointed the Bank and the Delaware Bank as trustees of the Trust; (ii) the Sponsor removed Lawrence J. Pierce as a trustee of the Trust and appointed Malyn
K. Malquist and Diane C. Thoren as trustees of the Trust; and (iii) the 1996 Declaration was amended by changing the name of the Trust from Washington Water Power Capital III to AVA Capital Trust III. The 1996 Declaration, as amended by the Removal and Appointment of Trustee and Amendment of the Declaration of Trust is referred to as the "Original Declaration."

         WHEREAS, Malyn K. Malquist executed and filed the Amended and Restated Certificate of Trust of the Trust with the Secretary of State of the State of Delaware on March 9, 2004;

         WHEREAS, the parties hereto desire to amend and restate the Original Declaration in its entirety as set forth herein to provide for, among other things, (i) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Subordinated Debt Securities; (ii) the issuance of the Common Securities by the Trust to the Sponsor; and (iii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement.

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Declaration in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         SECTION 1.01 Definitions

         For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 6.08.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Bank" has the meaning specified in the preamble to this Declaration.

         "Bankruptcy Event" means, with respect to any Person:

                           (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under federal bankruptcy law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (ii)     the institution by such Person of
                  proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by such Person in furtherance of any such action.

         "Bankruptcy Laws" has the meaning specified in Section 11.09.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Sponsor to have been duly adopted by the Sponsor's Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustees.

         "Book-Entry Preferred Securities Certificates" means certificates representing Preferred Securities issued in global, fully registered form to the Clearing Agency as described in Section 5.11.

         "Business Day" means a day other than (i) a Saturday or a Sunday; (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed; or (iii) a day on which the Indenture Trustee's corporate trust office is closed for business.

         "Calculation Agent" means Union Bank of California, N.A., acting as calculation agent, or its successor appointed by the Company and the Trust.

         "Calculation Agent Agreement" means the agreement among the Company, the Trust and Union Bank of California, N.A., as calculation agent, dated as of April 5, 2004.

         "Certificate Depository Agreement" means the agreement among the Trust, the Institutional Trustee and The Depository Trust Company, as the initial Clearing Agency, dated March 31, 2004, relating to the Preferred Securities Certificates.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Security" means an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Common Securities Certificate" means a certificate evidencing ownership of a Common Security or Securities, substantially in the form attached as Exhibit C.

         "Company" means Avista Corporation.

         "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Declaration of Trust and any modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Declaration of Trust and any such modification, amendment or supplement, respectively.

         "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (i) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

         "Delaware Bank" has the meaning specified in the preamble to this Declaration.

         "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

         "Delaware Trustee" means the commercial bank or trust company or any other Person identified as the "Delaware Trustee" and has the meaning specified in the preamble to this Declaration solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (10 years) with respect to which the 10-year Treasury CMT will be calculated.

         "Distribution Payment Date" means each day on which Distributions are payable determined based on the prevailing Distribution Rate.

         "Distribution Period" means each semiannual period in a Fixed Rate Period and each quarterly period in a Floating Rate Period for which Distributions are payable.

         "Distribution Rate" means the rate at which Distributions will accrue in respect of any Distribution Period, as determined pursuant to the terms of this Declaration, whether by Remarketing or otherwise.

         "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

         "Election Date" means a date that is no later than the fifth Business Day prior to the proposed Remarketing Date.

         "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a)      the occurrence of an Indenture Event of Default;

                  (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 60 days;

                  (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable;

                  (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Institutional Trustee and the Delaware Trustee in this Declaration (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been give, by registered or certified mail, to the appropriate trustees and the Sponsor by the Holders of at least 33% in aggregate Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (e) the occurrence of any Bankruptcy Event with respect to the Institutional Trustee or all or substantially all of its property if a successor Institutional Trustee has not been appointed within a period of 90 days thereof; or

                  (f) the occurrence of any Bankruptcy Event with respect to the Trust.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Company and the Trust, substantially in the form attached as Exhibit B, as amended from time to time.

         "Extension Period" has the meaning specified in Section 4.01(d).

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Fixed Rate" means the Distribution Rate during a Fixed Rate Period as determined by a Remarketing.

         "Fixed Rate Period" means the Initial Fixed Rate Period and each period set by the Company and the Regular Trustees during a Remarketing for which the Fixed Rate determined in such Remarketing will apply; provided, however, that a Fixed Rate Period must be for a duration of at least six months, may not extend beyond the stated maturity of the Subordinated Debt Securities and may not end on a day other than a day immediately preceding a Distribution Payment Date.

         "Floating Rate" means the Distribution Rate during a Floating Rate Period calculated pursuant to Section 4.02(e).

         "Floating Rate Determination Date" means the second London Business Day immediately preceding the first day of the relevant Distribution Period in the Floating Rate Period.

         "Floating Rate Period" means any period during which a Floating Rate is in effect.

         "Guarantee" means the Guarantee Agreement executed and delivered by the Company and Union Bank of California, N.A., as Guarantee Trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Trust Securities, as amended from time to time.

         "Indenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

         "Indenture Redemption Date" means "Redemption Date," as defined in the Subordinated Indenture.

         "Indenture Trustee" means the trustee under the Subordinated Indenture.

         "Initial Distribution Rate" means 6.50% per annum.

         "Initial Fixed Rate Period" means the Issue Date through March 31,
2009.

         "Institutional Trustee" means the commercial bank or trust company identified as the "Institutional Trustee" in the preamble to this Declaration solely in its capacity as Institutional Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor "Institutional Trustee" as herein provided.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Issue Date" means the date of the delivery of the Trust Securities.

          "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Like Amount" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Subordinated Debt Securities to be contemporaneously redeemed or repaid in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Subordinated Debt Securities are distributed.

         "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

         "Liquidation Date" means the date on which Subordinated Debt Securities are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04.

         "Liquidation Distribution" has the meaning specified in Section 9.05.

         "London Business Day" means a day that is a Business Day and a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

         "Maturity Date of the Subordinated Debt Securities" means "Stated Maturity" as defined in the Subordinated Indenture.

         "Majority in Liquidation Amount of the Preferred Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Preferred Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities or Common Securities, as the case may be.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Sponsor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Sponsor. An Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as is necessary, in such officer's opinion, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Trustees or the Sponsor, but not an employee of the Trust or the Trustees, and who shall be reasonably acceptable to the Institutional Trustee. Any Opinion of Counsel pertaining to federal income tax matters may rely on published rulings of the Internal Revenue Service.

         "Original Declaration of Trust" has the meaning specified in the recitals to this Declaration.

         "Outstanding", when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore authenticated and delivered under this Declaration, except:

                           (i) Preferred Securities theretofore canceled by the Regular Trustees or delivered to the Regular Trustees for cancellation;

                           (ii) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Institutional Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

                           (iii) Preferred Securities in exchange for or in lieu of which other Preferred Securities have been authenticated and delivered pursuant to this Declaration;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, the Holder of the Common Securities, any Trustee or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Sponsor, the Holder of the Common Securities, one or more Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Regular Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

         "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Institutional Trustee.

         "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Institutional Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Subordinated Debt Securities will be held and from which the Institutional Trustee shall make payments to the Securityholders in accordance with Section 4.01.

         "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities Certificate" means a certificate evidencing ownership of a Preferred Security or Securities, substantially in the form attached as Exhibit A.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $1,000 and having rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

          "Record Date" means the opening of business on the Business Day immediately preceding the relevant Distribution Payment Date.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Indenture Redemption Date and the Maturity Date of the Subordinated Debt Securities shall be a Redemption Date for a Like Amount of Trust Securities.

         "Redemption Price" means, with respect to any date fixed for redemption of any Trust Security, the Liquidation Amount of such Trust Security, plus accrued and unpaid Distributions to such date.

         "Relevant Trustee" shall have the meaning specified in Section 8.10.

         "Remarketing" means the conduct by which a Fixed Rate shall be determined in accordance with the Remarketing Procedures.

         "Remarketing Agent" means Lehman Brothers Inc., its successors or assigns, or such other remarketing agent appointed to such capacity by the Company and the Regular Trustees.

         "Remarketing Agreement" means the agreement among the Company, the Trust and Lehman Brothers Inc., as remarketing agent, dated as of April 5, 2004.

         "Remarketing Date" means any Business Day no later than the third Business Day prior to any Remarketing Settlement Date.

         "Remarketing Procedures" means those procedures set forth in Article X.

         "Remarketing Settlement Date" means, to the extent applicable, (i) the first Business Day of the next Distribution Period following the expiration of the Initial Fixed Rate Period and any subsequent Fixed Rate Period; (ii) any Distribution Payment Date during a Floating Rate Period; or (iii) any Distribution Payment Date during a time in which Preferred Securities are redeemable in a Fixed Rate Period subsequent to the Initial Fixed Rate Period.

         "Regular Trustee" means each of the individuals identified as a "Regular Trustee" in the preamble to this Declaration solely in their capacities as Regular Trustees of the Trust formed and continued hereunder and not in their individual capacities, or such trustee's successor(s) in interest in such capacity, or any successor "Regular Trustee" appointed as herein provided.

         "Securities Register" and "Securities Registrar" are described in
Section 5.04.

         "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; and any such Person who is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

         "Sponsor" means Avista Corporation, in its capacity as "Sponsor" under this Declaration.

         "Subordinated Debt Securities" means the $61,856,000 aggregate principal amount of the Sponsor's Subordinated Debt Securities, Series due 2034, issued pursuant to the Subordinated Indenture.

         "Subordinated Indenture" means the Indenture, dated as of April 1, 2004, between the Sponsor and the Indenture Trustee, as the same may be modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Telerate Page 3750" means the display designated on page 3750 on MoneyLine Telerate (or such other page as may replace the 3750 page on the service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

         "Telerate Page 7051" means the display on MoneyLine Telerate (or any successor service), on such page (or any other page as may replace such page on that service), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519).

         "10-year Treasury CMT" has the meaning set forth in Section 4.02(e).

         "30-year Treasury CMT" has the meaning set forth in Section 4.02(e).

         "3-month LIBOR Rate" has the meaning set forth in Section 4.02(e).

         "Trust" means the Delaware statutory trust continued hereby and identified on the cover page to this Declaration.

          "Trustees" means the Persons identified as "Trustees" in the preamble to this Declaration solely in their capacities as Trustees of the Trust and not in their individual capacities, or their successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (i) the Subordinated Debt Securities; (ii) any cash on deposit in, or owing to, the Payment Account; and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to this Declaration.

         "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Underwriting Agreement" means the Underwriting Agreement, dated March 29, 2004, among the Trust, the Sponsor and the underwriters named therein.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

         SECTION 2.01 Name

         The Trust continued hereby shall be known as "AVA Capital Trust III", in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Regular Trustees may change the name of the Trust from time to time following written notice to the Holders.

         SECTION 2.02 Offices of the Trustees; Principal Place of Business

         The address of the Institutional Trustee is 475 Sansome Street, 12th Floor, San Francisco, California 94111, or at such other address as the Institutional Trustee may designate by written notice to the Securityholders and the Sponsor. The principal place of business of the Delaware Trustee is c/o SunTrust Delaware Trust Company, 1011 Centre Road, Suite 108, Wilmington, Delaware 19805, or at such other address in Delaware as the Delaware Trustee may designate by notice to the Sponsor. The address of the Regular Trustees is c/o Avista Corporation, 1411 East Mission Avenue, Spokane, Washington 99202,
Attention: Treasurer. The principal place of business of the Trust is c/o Avista Corporation, 1411 East Mission Avenue, Spokane, Washington 99202. The Sponsor may change the principal place of business of the Trust at any time by giving notice thereof to the Trustees.

         SECTION 2.03 Initial Contribution of Trust Property; Organizational
                      Expenses

         The Trust received from the Sponsor in connection with the Original Declaration of the sum of $10, which constituted the initial Trust Property. The Sponsor, as obligor of the Subordinated Debt Securities, shall pay all costs and expenses of the Trust as they arise (including, but not limited to, costs and expenses relating to the organization of the Trust, issuance and sale of the Preferred Securities, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees) or shall, upon request of the Trustees, promptly reimburse the Trustees for any such expenses paid by the Trustees. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.04 Issuance of the Preferred Securities

         The Regular Trustees, on behalf of the Trust, shall execute and deliver to the underwriters named in the Underwriting Agreement Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 60,000 Preferred Securities having an aggregate Liquidation Amount of $60,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $60,000,000, which amount the Regular Trustees shall promptly deliver to the Institutional Trustee.

         SECTION 2.05 Subscription and Purchase of Subordinated Debt Securities; Issuance of the Common Securities

         The Regular Trustees, on behalf of the Trust, shall execute and deliver to the Sponsor Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 1,856 Common Securities having an aggregate Liquidation Amount of $1,856,000 against payment by the Sponsor of such amount, which amount shall be promptly delivered to the Institutional Trustee. Contemporaneously therewith, the Regular Trustees, on behalf of the Trust, shall subscribe to and purchase from the Sponsor Subordinated Debt Securities, registered in the name of the Institutional Trustee, on behalf of the Trust and the Holders, and having an aggregate principal amount equal to $61,856,000, and, in satisfaction of the purchase price for such Subordinated Debt Securities, the Institutional Trustee, on behalf of the Trust, shall deliver to the Sponsor the sum of $61,856,000.

         SECTION 2.06 Declaration of Trust

         The exclusive purposes and functions of the Trust are (i) to issue and sell the Trust Securities and use the proceeds from such sale to acquire the Subordinated Debt Securities, (ii) to maintain its status as a grantor trust for federal income tax purposes; (iii) to make Distributions, and (iv) to engage in those activities necessary, incidental, appropriate or convenient thereto. The Sponsor hereby confirms each of the Bank, the Delaware Bank, Malyn K. Malquist and Diane C. Thoren as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Institutional Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Institutional Trustee or the Regular Trustees set forth herein. The Delaware Trustee shall be one of the Trustees for the sole and limited purpose of fulfilling the requirements of the Delaware Statutory Trust Act.

         SECTION 2.07 Authorization to Enter into Certain Transactions

         The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph
(c) of this Section, and in accordance with the following paragraphs (a) and
(b), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this

Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (a) As among the Trustees, the Regular Trustees, acting singly or jointly, shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (i) to acquire the Subordinated Debt Securities with the proceeds of the sale of the Trust Securities; provided, however, the Regular Trustees shall cause legal title to all of the Subordinated Debt Securities to be vested in, and the Subordinated Debt Securities to be held of record in the name of, the Institutional Trustee for the benefit of the Trust and Holders of the Trust Securities;

                           (ii) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of any Special Event (as defined in the Subordinated Indenture) and to take any ministerial actions in connection therewith; provided, that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining to take any ministerial action in relation to a Special Event;

                           (iii) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Trust Securities as to such actions and applicable record dates;

                           (iv)     to bring or defend, pay, collect,
                  compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.07(b)(v), the Institutional Trustee has the power to bring such Legal Action;

                           (v) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                           (vi) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                           (vii) to give the certificate to the Institutional Trustee required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

                           (viii) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration, the Remarketing Agreement and the Calculation Agent Agreement;

                           (ix) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust has been created;

                           (x) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

                           (xi) to execute and deliver the Trust Securities on behalf of the Trust;

                           (xii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Remarketing Agreement, the Calculation Agent Agreement, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the consummation hereof;

                           (xiii) to assist in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                           (xiv) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges, if necessary and as shall be determined by the Sponsor, and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                           (xv) to send notices (other than notices of default) and other information regarding the Trust Securities and the Subordinated Debt Securities to the Securityholders in accordance with this Declaration, the Remarketing Agreement and the Calculation Agent Agreement;

                           (xvi)    to appoint a Paying Agent (subject to
                  Section 5.09), authenticating agent, Remarketing Agent, Calculation Agent and Securities Registrar in accordance with this Declaration;

                           (xvii)   to elect to remarket the Preferred
                  Securities and determine the length of any Fixed Rate Period in accordance with this Declaration, including redemption dates applicable to any Fixed Rate Period;

                           (xviii)  to register transfers of the Trust
                  Securities in accordance with this Declaration;

                           (xix) to assist in, to the extent provided in this Declaration, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

                           (xx) to take any action incidental to the foregoing as the Regular Trustees may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                  (b) As among the Trustees, the Institutional Trustee shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (i) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Trust Securities to the extent the Subordinated Debt Securities are redeemed, mature or otherwise repaid;

                           (ii) upon a distribution of Subordinated Debt Securities in accordance with the terms of this Declaration, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution of Subordinated Debt Securities to Holders of Trust Securities pursuant to the terms of this Declaration;

                           (iii) subject to the terms hereof, exercise all of the rights, powers and privileges of a holder of the Subordinated Debt Securities under the Subordinated Indenture and, if an Event of Default occurs and is continuing, shall enforce for the benefit of, and subject to the rights of, the Holders of the Trust Securities, its rights as holder of the Subordinated Debt Securities under the Subordinated Indenture;

                           (iv) take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of this Declaration;

                           (v) take any Legal Action specifically required of the Institutional Trustee pursuant to the terms of this Declaration which arises out of or in connection with an Event of Default or the Institutional Trustee's duties and obligations under this Declaration, the Delaware Statutory Trust Act or the Trust Indenture Act;

                           (vi) the establishment and maintenance of the Payment Account;

                           (vii) the receipt of and holding of legal title to the Subordinated Debt Securities as described herein;

                           (viii) the collection of interest, principal and any other payments made in respect of the Subordinated Debt Securities in the Payment Account;

                           (ix) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

                           (x) the sending of notices of default and other information regarding the Trust Securities and the Subordinated Debt Securities to the Securityholders in accordance with this Declaration;

                           (xi) the distribution of the Trust Property in accordance with the terms of this Declaration;

                           (xii) as provided in this Declaration, the winding up of the affairs of and termination of the Trust; and

                           (xiii) the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                  (c) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration; (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes; (iv) incur any indebtedness for borrowed money; (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property; (vi) issue any securities other than the Trust Securities; or (vii) have any power to, or agree to any action by the Sponsor that would, vary the investment (within the meaning of Treasury Regulation Section 301.7701-4(c)) of the Trust or of the Securityholders. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                  (d) In connection with the issue and sale of the Preferred Securities, the Sponsor, as obligor of the Subordinated Debt Securities, shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                           (i) to prepare for filing by the Trust with the Commission, and execute on behalf of the Trust, a registration statement on Form S-3 under the Securities Act of 1933, as amended, in relation to the Preferred Securities, including any amendments thereto;

                           (ii) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                           (iii) to prepare for filing by the Trust, and execute on behalf of the Trust, an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities, if applicable;

                           (iv) to prepare for filing by the Trust, and execute on behalf of the Trust, with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(g) of the Exchange Act, including any amendments thereto, if applicable;

                           (v) to negotiate the terms of, and execute on behalf of the Trust, the Underwriting Agreement providing for the sale of the Preferred Securities and to execute, deliver and perform the Underwriting Agreement on behalf of the Trust;

                           (vi) to negotiate the terms of, on behalf of the Trust, the Remarketing Agreement providing for the retention of the Remarketing Agent and the establishment of certain procedures relating to Remarketings;

                           (vii) to negotiate the terms of, on behalf of the Trust, the Calculation Agent Agreement providing for the retention of the Calculation Agent;

                           (viii)   to elect to remarket the Preferred
                  Securities and determine the length of any Fixed Rate Period in accordance with this Declaration, including redemption dates applicable to any Fixed Rate Period; and

                           (ix) to take any other actions necessary, incidental, appropriate or convenient to carry out any of the foregoing activities.

                  (e) Notwithstanding anything herein to the contrary, the Regular Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or taxed as other than a grantor trust for United States federal income tax purposes and so that the Subordinated Debt Securities will be treated as indebtedness of the Sponsor for United States federal income tax purposes. In this connection, the Sponsor and the Regular Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that each of the Sponsor and the Regular Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

         SECTION 2.08. Assets of Trust

         The assets of the Trust shall consist of the Trust Property.

         SECTION 2.09. Title to Trust Property

         Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Securityholders and the Trust in accordance with this Declaration. The right, title and interest of the Institutional Trustee to the Subordinated Debt Securities shall vest automatically in each Person who may thereafter be appointed as Institutional Trustee in accordance with the terms hereof. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         SECTION 2.10. Mergers and Consolidations of the Trust

         The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any entity, except pursuant to this Section
2.10 or Section 9.04. Upon the approval of the Holders of the Common Securities, and without the consent of the Holders of the Preferred Securities or the Trustees, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or
(b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Preferred Securities") so long as the Successor Preferred Securities have the same priority as the Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise; (ii) a trustee of such successor entity possessing the same powers and duties as the Institutional Trustee is appointed to hold the Subordinated Debt Securities; (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Preferred Securities) to be downgraded by any nationally recognized statistical rating organization; (iv) the Preferred Securities or any Successor Preferred Securities are listed or quoted, or any Successor Preferred Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which Preferred Securities are then listed or quoted; (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Preferred Securities) in any material respect; (vi) such successor entity has a purpose substantially identical to that of the Trust; (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Institutional Trustee has received an Opinion of Counsel from independent counsel experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Preferred Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act; and (viii) the Sponsor or any permitted transferee to whom it has transferred the Common Securities hereunder owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Preferred Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be taxable other than as a grantor trust for United States federal income tax purposes. Any merger or similar agreement shall be executed by the Regular Trustees on behalf of the Trust.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

         SECTION 3.01. Payment Account

                  (a) On or prior to the Issue Date, the Institutional Trustee shall establish the Payment Account. The Institutional Trustee and an agent of the Institutional Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Institutional Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                  (b) The Institutional Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Subordinated Debt Securities and any amounts paid to the Institutional Trustee pursuant to the Guarantee. Amounts held in the Payment Account shall not be invested by the Institutional Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

         SECTION 4.01. Distributions

                  (a) Distributions shall accrue from the Issue Date until the Redemption Date. During the Initial Fixed Rate Period, Distributions will be payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2004. During any Fixed Rate Period, other than the Initial Fixed Rate Period, Distributions will be payable semiannually in arrears on the first day of the first month that begins at least six months after the first day of the Fixed Rate Period and on the first day of each six month period thereafter during such Fixed Rate Period. Any Fixed Rate Period may not end on a day other than a day immediately preceding a Distribution Payment Date. During any Floating Rate Period, Distributions will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year.

                  (b) If any Distribution Payment Date with respect to a Fixed Rate Period is not a Business Day, Distributions will be payable, without interest, on the immediately succeeding Business Day, with the same force and effect as if payment was made on the date such payment was originally payable (and without the accrual of any additional amount of Distributions). If any Distribution Payment Date with respect to a Floating Rate Period is not a Business Day, then Distributions will be payable on the immediately succeeding Business Day and Distributions shall accrue to the actual payment date (except for a Distribution Payment Date that coincides with the Redemption Date).

                  (c) The amount of Distributions payable on each Distribution Payment Date relating to a Fixed Rate Period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions payable on each Distribution Payment Date relating to a Floating Rate Period will be computed by multiplying the per annum Distribution Rate in effect for such Distribution Period by a fraction, the numerator of which will be the actual number of days in such Distribution Period (or portion thereof) (determined by including the first day thereof and excluding the last thereof) and the denominator of which will be 360, and multiplying the rate so obtained by $1,000.

                  (d) The Company has the right under the Subordinated Indenture to defer payments of interest on the Subordinated Debt Securities by extending the interest period from time to time on the Subordinated Debt Securities (an "Extension Period") which, if exercised, would defer Distributions on the Trust Securities during any Extension Period. The payment of such Distributions, together with any interest thereon, will be distributed to the Holders of Trust Securities as received at the end of any Extension Period.

                  (e) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Payment Date only to the extent that the Trust has available funds on hand in the Payment Account for the payment of such Distributions.

                  (f) Distributions on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant Record Date.

         Each Trust Security upon registration of transfer of or in exchange for or in lieu of any other Trust Security shall carry the rights of Distributions accrued and unpaid, and to accrue, which were carried by such other Trust Security.

         SECTION 4.02. Distribution Rate

                  (a) During the Initial Fixed Rate Period, the Distribution Rate shall be the Initial Distribution Rate.

                  (b) Prior to the expiration of the Initial Fixed Rate Period and any subsequent Fixed Rate Period, prior to any Distribution Payment Date with respect to a Floating Rate Period or prior to any Distribution Payment Date in a Fixed Rate Period during a time in which the Preferred Securities are redeemable in such Fixed Rate Period, the Company and the Regular Trustees will have the option to remarket the Preferred Securities to establish a new Fixed Rate for a new Fixed Rate Period (to be in effect after the expiration of the then current Distribution Period). If the Company and the Regular Trustees elect to conduct a Remarketing of the Preferred Securities for the purpose of establishing a new Fixed Rate for a new Fixed Rate Period, the Trust shall, not less than 20 nor more than 35 Business Days prior to the related Election Date, notify in writing the Clearing Agency, the Institutional Trustee, the Indenture Trustee, the Calculation Agent and the Remarketing Agent. If the Preferred Securities are not issued in global, fully registered form to the Clearing Agency or its nominee, such notice shall be delivered to the Owners instead of the Clearing Agency. Such notice shall describe the Remarketing and shall indicate the length of the proposed new Fixed Rate Period, the proposed Remarketing Date and any redemption provisions that will apply during such new Fixed Rate Period. The Company and the Regular Trustees shall have the right to terminate a Remarketing at any time prior to the Election Date by written notice of such termination to the Clearing Agency (or the Owners, as applicable), the Remarketing Agent, the Institutional Trustee, the Indenture Trustee and the Calculation Agent.

                  (c) If the Remarketing Agent has determined that it will be able to remarket all Preferred Securities tendered or deemed tendered for purchase in the Remarketing at a Fixed Rate and at a price of $1,000 per Preferred Security, on any Remarketing Date, the Distribution Rate for the new Fixed Rate Period will be the Fixed Rate determined by the Remarketing Agent, which will be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest Fixed Rate per annum that will enable it to remarket all Preferred Securities tendered or deemed tendered for Remarketing at a price of $1,000 per Preferred Security.

                  (d) If the Company and the Regular Trustees do not elect to remarket the Preferred Securities pursuant to Section 4.02(b) or have terminated a Remarketing or if the Remarketing Agent is unable to remarket all of the Preferred Securities tendered or deemed tendered for a purchase price of $1,000 per Preferred Security pursuant to the Remarketing Procedures, the Distribution Rate for the next Distribution Period shall be the Floating Rate and the new Distribution Period shall be a Floating Rate Period.

                  (e) The Calculation Agent shall calculate the Floating Rate on the Floating Rate Determination Date as follows:

         Except as provided below, the Floating Rate for any Floating Rate Period for the Preferred Securities will be equal to the Adjustable Rate (as defined below) plus 3.66%. The "Adjustable Rate" for any Distribution Period will be equal to the highest of the 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT (each as defined below and collectively referred to as the "Benchmark Rates") for such Distribution Period during the Floating Rate Period. In the event that the Calculation Agent determines in good faith that for any reason:

                                    (1)      any one of the Benchmark Rates
                                             cannot be determined for any
                                             Distribution Period, the Adjustable
                                             Rate for such Distribution Period
                                             will be equal to the higher of
                                             whichever two of such rates can be
                                             so determined;

                                    (2)      only one of the Benchmark Rates can
                                             be determined for any Distribution
                                             Period, the Adjustable Rate for
                                             such Distribution Period will be
                                             equal to whichever such rate can be
                                             so determined; or

                                    (3)      none of the Benchmark Rates can be
                                             determined for any Distribution
                                             Period, the Adjustable Rate for the
                                             preceding Distribution Period will
                                             be continued for such Distribution
                                             Period.

         The "3-month LIBOR Rate" means, for each Distribution Period, the arithmetic average of the two most recent weekly quotes for deposits for U.S. Dollars having a term of three months, as published on the first Business Day of each week immediately preceding the Distribution Period for which the Floating Rate is being determined. Such quotes will be taken from Telerate Page 3750 at approximately 11:00 a.m. London time on the relevant date. If such rate does not appear on Telerate Page 3750 on the Floating Rate Determination Date, the 3-month LIBOR Rate will be the arithmetic mean of the rates quoted by three major banks in New York City selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the Floating Rate Determination Date for loans in U.S. Dollars to leading European banks for a period of three months.

         "The 10-year Treasury CMT" means the rate determined in accordance with the following provisions:

                           (1)      With respect to any Floating Rate
         Determination Date and the Distribution Period that begins immediately thereafter, the 10-year Treasury CMT means the rate displayed on Telerate Page 7051 under the caption "...Treasury Constant Maturities... Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index (as defined below).

                                    (2)      If such rate is no longer displayed
                                             on the relevant page, or is not so
                                             displayed by 3:00 P.M., New York
                                             City time, on the applicable
                                             Floating Rate Determination Date,
                                             then the 10-year Treasury CMT for
                                             such Floating Rate Determination
                                             Date will be such treasury constant
                                             maturity rate for the Designated
                                             CMT Maturity Index as is published
                                             in H.15(519).

                                    (3)      If such rate is no longer displayed
                                             on the relevant page, or if not
                                             published by 3:00 P.M., New York
                                             City time, on the applicable
                                             Floating Rate Determination Date,
                                             then the 10-year Treasury CMT for
                                             such Floating Rate Determination
                                             Date will be such constant maturity
                                             treasury rate for the Designated
                                             CMT Maturity Index (or other United
                                             States Treasury rate for the
                                             Designated CMT Maturity Index) for
                                             the applicable Floating Rate
                                             Determination Date with respect to
                                             such Distribution reset date as may
                                             then be published by either the
                                             Board of Governors of the Federal
                                             Reserve System or the United States
                                             Department of the Treasury that the
                                             Calculation Agent determines to be
                                             comparable to the rate formerly
                                             displayed on the Telerate Page 7051
                                             and published in H.15(519).

                                    (4)      If such information is not provided
                                             by 3:00 P.M., New York City time,
                                             on the applicable Floating Rate
                                             Determination Date, then the
                                             10-year Treasury CMT for such
                                             Floating Rate Determination Date
                                             will be calculated by the
                                             Calculation Agent and will be a
                                             yield to maturity, based on the
                                             arithmetic mean of the secondary
                                             market offered rates as of
                                             approximately 3:30 P.M., New York
                                             City time, on such Floating Rate
                                             Determination Date reported,
                                             according to their written records,
                                             by three leading primary United
                                             States government securities
                                             dealers in The City of New York
                                             (each, a "Reference Dealer")
                                             selected by the Calculation Agent
                                             (from five such Reference Dealers
                                             selected by the Calculation Agent
                                             and eliminating the highest
                                             quotation (or, in the event of
                                             equality, one of the highest) and
                                             the lowest quotation (or, in the
                                             event of equality, one of the
                                             lowest)), for the most recently
                                             issued direct noncallable fixed
                                             rate obligations of the United
                                             States ("Treasury Debentures") with
                                             an original maturity of
                                             approximately the Designated CMT
                                             Maturity Index and a remaining term
                                             to maturity of not less than such
                                             Designated CMT Maturity Index minus
                                             one year.

                                    (5)      If the Calculation Agent is unable
                                             to obtain three such Treasury
                                             Debentures quotations, the 10-year
                                             Treasury CMT for the applicable
                                             Floating Rate Determination Date
                                             will be calculated by the
                                             Calculation Agent and will be a
                                             yield to maturity based on the
                                             arithmetic mean of the secondary
                                             market offered rates as of
                                             approximately 3:30 P.M., New York
                                             City time, on the applicable
                                             Floating Rate Determination Date of
                                             three Reference Dealers in The City
                                             of New York (from five such
                                             Reference Dealers selected by the
                                             Calculation Agent and eliminating
                                             the highest quotation (or, in the
                                             event of equality, one of the
                                             highest) and the lowest quotation
                                             (or, in the event of equality, one
                                             of the lowest)), for Treasury
                                             Debentures with an original
                                             maturity of the number of years
                                             that is the next highest to the
                                             Designated CMT Maturity Index and a
                                             remaining term to maturity closest
                                             to the Designated CMT Maturity
                                             Index and in an amount of at least
                                             $100 million.

                                    (6)      If three or four (and not five) of
                                             such Reference Dealers are quoting
                                             as set forth above, then the
                                             10-year Treasury CMT will be based
                                             on the arithmetic mean of the
                                             offered rates obtained and neither
                                             the highest nor lowest of such
                                             quotes will be eliminated;
                                             provided, however, that if fewer
                                             than three Reference Dealers
                                             selected by the Calculation Agent
                                             are quoting as set forth above, the
                                             10-year Treasury CMT
                                             with respect to the applicable
                                             Floating Rate Determination Date
                                             will remain the 10-year Treasury
                                             CMT for the immediately preceding
                                             interest period. If two Treasury
                                             Debentures with an original
                                             maturity as described in the second
                                             preceding sentence have remaining
                                             terms to maturity equally close to
                                             the Designated CMT Maturity Index,
                                             then the quotes for the Treasury
                                             Debentures with the shorter
                                             remaining term to maturity will be
                                             used.

         The "30-year Treasury CMT" has the meaning specified under the definition of 10-year Treasury CMT, except that the Designated CMT Maturity Index for the 30-year Treasury CMT shall be 30 years.

         The 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT shall each be rounded to the nearest hundredth of a percent.

         The Floating Rate with respect to each Floating Rate Period will be calculated as promptly as practicable by the Calculation Agent according to the appropriate method described above.

                  (f) If the Company elects to defer interest during a Fixed Rate Period, Distributions will continue to accrue and be compounded semiannually at the Fixed Rate until the expiration of the Fixed Rate Period. Prior to the expiration of such Fixed Rate Period and any subsequent Fixed Rate Period during the Extension Period, the Company and the Regular Trustees will have the option to remarket the Preferred Securities for a new Fixed Rate Period (to take effect upon expiration of such Fixed Rate Period). If the Company and the Trust do not remarket the Preferred Securities, the Floating Rate during the Extension Period shall be determined as provided herein, but shall not be less than the Fixed Rate for the Fixed Rate Period just ended. If the Company elects to defer interest during a Floating Rate Period, Distributions will continue to accrue and be compounded quarterly at the applicable Floating Rate, reset quarterly, subject to the right of the Company and the Regular Trustees to remarket the Preferred Securities prior to any Distribution Payment Date in order to establish a new Fixed Rate for a new Fixed Rate Period in accordance with this Section 4.02 and the Remarketing Procedures.

         SECTION 4.03. Distribution Periods

         In accordance with Section 4.02 and the Remarketing Procedures, the Company and the Regular Trustees, on behalf of the Trust may, prior to the expiration of the Initial Fixed Rate Period and any subsequent Fixed Rate Period, prior to any Distribution Payment Date in a Fixed Rate Period during a time in which the Preferred Securities are redeemable in such Fixed Rate Period or prior to any Distribution Payment Date with respect to a Floating Rate Period, elect to remarket the Preferred Securities to establish a new Fixed Rate for a new Fixed Rate Period (to be in effect after the then current Distribution Period). A Fixed Rate Period must be for a duration of at least six months, may not extend beyond the stated maturity of the Subordinated Debt Securities and may not end on a day other than a day immediately preceding a Distribution Payment Date. If a new Fixed Rate for a new Fixed Rate Period is set in a Remarketing, a new Fixed Rate Period shall commence following the expiration of the then current Distribution

Period. If a new Fixed Rate for a new Fixed Rate Period is not set, for any reason, including after the expiration of the Initial Fixed Rate Period, in accordance with the terms of this Declaration, a Floating Rate Period and the Floating Rate reset quarterly shall be in effect if and until the Company and the Regular Trustees remarket the Preferred Securities and set a new Fixed Rate for a new Fixed Rate Period in accordance with Section 4.02 and the Remarketing Procedures.

         SECTION 4.04. Redemption

                  (a) On each Indenture Redemption Date and the Maturity Date of the Subordinated Debt Securities, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                  (b) Notice of redemption shall be given by the Institutional Trustee by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

                           (i)      the Redemption Date;

                           (ii)     the Redemption Price;

                           (iii) the CUSIP number or CUSIP numbers of the Preferred Securities affected;

                           (iv) that on the Redemption Date the Redemption Price will become due and payable, to the extent set forth in
                  Section 4.04(d) below, upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in
                  Section 4.04(e) below; and

                           (v) the place or places where Trust Securities are to be surrendered for the payment of the Redemption Price.

         If the notice of the related redemption of Subordinated Debt Securities states that such redemption of Subordinated Debt Securities is conditional upon the receipt by the paying agent or agents of money sufficient to pay the redemption price on such Subordinated Debt Securities as provided in Section 404 of the Subordinated Indenture, then the notice of redemption of the Trust Securities shall refer to such condition and the effect thereof.

                  (c) The Trust in issuing the Trust Securities may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Institutional Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

                  (d) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption or repayment of Subordinated Debt Securities. Redemptions of the Trust Securities shall be made and the Redemption Price shall be due and payable on each Redemption Date to the extent, but only to the extent, that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

                  (e) If the Trust gives a notice of redemption in respect of any Preferred Securities, then by 2:00 P.M., New York City time, on the Redemption Date, subject to Section 4.04(d) above and this Section 4.04(e), the Institutional Trustee will, with respect to Preferred Securities held in global form, irrevocably deposit with the Clearing Agency for such Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities. With respect to Preferred Securities that are not held in global form, the Institutional Trustee, subject to Section 4.04(d) above and this Section 4.04(e), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant Record Dates for the related Distribution Dates. If notice of redemption shall have been given (or if the Sponsor has given irrevocable instructions to the Institutional Trustee to give notice of redemption) and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Sponsor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.01 and in accordance with the continued accrual of interest on the Subordinated Debt Securities, from the Redemption Date originally established by the Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         SECTION 4.05. Subordination of Common Securities and Distributions

                  (a) Payment of Distributions on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust

Securities; provided, however, that if on any Distribution Payment Date or Redemption Date an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all Outstanding Preferred Securities for all Distribution Periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of all Distributions on, or Redemption Price of, Preferred Securities then due and payable.

                  (b) In the case of the occurrence of any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to such Event of Default under this Declaration until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Events of Default under this Declaration with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee to act on their behalf.

                  (c) Distributions on the Common Securities shall be payable at the same Distribution Rates, on the same Distribution Payment Dates and for the same Distribution Periods and to holders as of the same Record Date as for the Preferred Securities.

         SECTION 4.06. Payment Procedures

         Payments of Distributions in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Payment Dates. Payment of the Redemption Price of or Liquidation Distribution on the Preferred Securities shall be made in immediately available funds upon surrender of the Preferred Securities Certificates representing such Preferred Securities at the corporate trust office of the Institutional Trustee in Los Angeles, California, or, if the Preferred Securities are held by the Clearing Agency or its nominee, such Redemption Price or Liquidation Distribution shall be made to the Clearing Agency by wire transfer in immediately available funds. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Institutional Trustee and the Holder of the Common Securities.

         SECTION 4.07. Tax Returns and Reports

         The Regular Trustee(s) shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Regular Trustee(s) shall provide or cause to be provided on a timely basis to each Holder any Internal Revenue Service form required to be so provided in respect of the Trust Securities.

         SECTION 4.08. Exchange

                  (a) If at any time the Sponsor or any of its Affiliates (in either case, a "Sponsor Affiliated Owner/Holder") is the Owner or Holder of any Preferred Securities, such Sponsor Affiliated Owner/Holder shall have the right to deliver to the Institutional Trustee all or such portion of its Preferred Securities as it elects and receive, in exchange therefore, a like amount of Subordinated Debt Securities. Such election (i) shall be exercisable effective on any Distribution Payment Date by such Sponsor Affiliated Owner/Holder delivering to the Institutional Trustee a written notice of such election specifying the liquidation amount of Preferred Securities with respect to which such election is being made and the Distribution Payment Date on which such exchange shall occur, which Distribution Payment Date shall be not less than ten Business Days after the date of receipt by the Institutional Trustee or its designee the Preferred Securities which are the subject of such election by 1:00 P.M. New York time, on the Distribution Payment Date on which such exchange is to occur. After the exchange, such Preferred Securities will be canceled and will no longer be deemed to be outstanding and all rights of the Sponsor or its Affiliate(s) with respect to such Preferred Securities will cease.

                  (b) In the case of an exchange described in Section 4.08(a), the Trust will, on the date of such exchange, exchange Subordinated Debt Securities having a principal amount equal to the aggregate liquidation amount of the outstanding Common Securities, multiplied by the ratio of the aggregate liquidation amount of the Preferred Securities exchanged pursuant to
Section 4.08(a) divided by the aggregate liquidation amount of the Preferred Securities outstanding immediately prior to such exchange, for such proportional amount of Common Securities held by the Sponsor (which contemporaneously shall be canceled and no longer be deemed to be outstanding); provided, that the Sponsor delivers or caused to be delivered to the Institutional Trustee or its designee the required amount of Common Securities to be exchanged by 1:00 P.M. New York time, on the Distribution Payment Date on which such exchange is to occur.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

         SECTION 5.01. Initial Ownership

         Upon the creation of the Trust by the contribution by the Sponsor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

         SECTION 5.02. The Trust Securities Certificates

         Each of the Preferred and Common Securities Certificates shall be issued in minimum denominations of $1,000 and integral multiples in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Regular Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Securities Certificates or did not hold such offices at the date of authentication and delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

         SECTION 5.03. Authentication of Trust Securities Certificates

         On the Issue Date, the Regular Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Sponsor signed by its Chairman of the Board, its President or any Vice President, without further corporate action by the Sponsor, in authorized denominations. No Trust Securities Certificate shall entitle its holder to any benefit under this Declaration, or shall be valid for any purpose, unless there shall appear on such Trust Securities Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit C, as applicable, executed by the Institutional Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Securities Certificate shall have been duly authenticated and delivered hereunder. All Trust Securities Certificates shall be dated the date of their authentication.

         SECTION 5.04. Registration of Transfer and Exchange of Preferred Securities Certificates

         The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and the Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Institutional Trustee shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, one or more of the Regular Trustees shall execute, and the Institutional Trustee shall authenticate and deliver in the name of the designated transferee or transferees one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of authentication by the Institutional Trustee. The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred

Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.08.

         Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustees and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar or the Regular Trustees may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

         SECTION 5.05. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates

         If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees or any one of them on behalf of the Trust shall execute, and the Institutional Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Regular Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         SECTION 5.06. Persons Deemed Securityholders

         Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions (subject to Section 4.01(d)) and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

         SECTION 5.07. Access to List of Securityholders' Names and Addresses

         In the event that the Institutional Trustee is no longer the Securities Registrar, the Regular Trustees shall furnish or cause to be furnished to (i) the Sponsor and the Institutional Trustee semi-annually, not later than June 1 and December 1 in each year, and (ii) the Sponsor or the Institutional Trustee, as the case may be, within 15 days after receipt by any Regular Trustee of a request therefor from the Sponsor or the Institutional Trustee, as the case may be, in writing, a list, in such form as the Sponsor or the Institutional Trustee, as the case may be, may reasonably require, of the names and addresses of the Securityholders as of a date not more than 15 days prior to the time such list is furnished. If three or more Securityholders or one or more Holders of Trust Securities Certificates evidencing not less than 25% of the outstanding Liquidation Amount apply in writing to the Regular Trustees, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Declaration or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Regular Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold the Sponsor, the Institutional Trustee or the Regular Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.08. Maintenance of Office or Agency

         The Regular Trustees shall maintain an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Regular Trustees initially designate Union Bank of California, N.A., 475 Sansome Street, 12th Floor, San Francisco, California 94111, or such other address as may be designated by the Institutional Trustee to the Regular Trustee, as its principal agency for such purposes. The Regular Trustees shall give prompt written notice to the Sponsor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.09. Appointment of Paying Agent

         The Paying Agent shall make Distributions and other payments provided hereby to Securityholders from the Payment Account and shall report the amounts of such Distributions and payments to the Institutional Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions and payments provided hereby. The Regular Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect, provided that such revocation and removal shall not become effective until the appointment of a successor. The Paying Agent shall initially be the Institutional Trustee, and it may choose any co-paying agent that is acceptable to the Regular Trustees and the Sponsor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees and the Institutional Trustee, provided that such resignation shall not become effective until the appointment of a successor. In the event that a Paying Agent shall resign or be removed, the Institutional Trustee shall appoint a successor that is acceptable to the Regular Trustees to act as Paying Agent (which shall be a bank or trust company). The Institutional Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Institutional Trustee to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Institutional Trustee also in its role as Paying Agent, for so long as the Institutional Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 5.10. Ownership of Common Securities by Sponsor

         On the Issue Date, the Sponsor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities, except for transfers by operation of law or to an Affiliate of the Sponsor or a permitted successor under Article Ten of the Subordinated Indenture, shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE DECLARATION OF TRUST REFERRED TO HEREIN".

         SECTION 5.11. Book-Entry Preferred Securities Certificates; Common Securities Certificate

                  (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten global Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, or its custodian, by or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a definitive Preferred Securities Certificate representing such beneficial owner's interest in such Preferred Securities, except as provided in Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

                           (i) the provisions of this Section 5.11(a) shall be in full force and effect;

                           (ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration relating to the Book-Entry Preferred Securities Certificates (including the payment of principal of and Distributions on the Book-Entry Preferred Securities and the giving of instructions or directions to Owners of Book-Entry Preferred Securities) as the sole Holder of Book-Entry Preferred Securities and shall have no obligations to the Owners thereof;

                           (iii) to the extent that the provisions of this Section conflict with any other provisions of this Declaration, the provisions of this Section shall control; and

                           (iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

                           (v) The Clearing Agency will make book-entry transfers among the Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Securities Certificates have not been issued, the Trustees may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Owners' votes or assigning the right to vote on any matter to any other Person either in whole or in part.

                  (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

         SECTION 5.12. Notices to Clearing Agency

         To the extent a notice or other communication to the Owners is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

         SECTION 5.13. Definitive Preferred Securities Certificates

         If (i) the Sponsor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Sponsor is unable to locate a qualified successor within 90 days, or (ii) the Sponsor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency, then the Regular Trustees shall notify the Clearing Agency and Holders of the Preferred Securities. Upon surrender to the Regular Trustees of the typewritten Preferred Securities Certificate or Certificates representing the Book-Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees or any one of them shall execute, and the Institutional Trustee shall authenticate, the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by the execution thereof by the Regular Trustees or any one of them.

         SECTION 5.14. Rights of Securityholders

         The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than an undivided beneficial interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or other similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor, except as otherwise provided in the Expense Agreement and Section 11.01 hereof, will be fully paid and nonassessable by the Trust. Except as otherwise provided in the Expense Agreement and Section 11.01 hereof, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

         SECTION 6.01. Limitations on Voting Rights

                  (a) Except as provided in this Section, in Section 2.10, in Section 8.10 or in Section 11.03 of this Declaration, in the Subordinated Indenture, and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                  (b) So long as any Subordinated Debt Securities are held by the Institutional Trustee on behalf of the Trust, the Institutional Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or execute any trust or power conferred on the Institutional Trustee with respect to such Subordinated Debt Securities; (ii) waive any past default that may be waived under Section 713 of the Subordinated Indenture; (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debt Securities shall be due and payable; or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Subordinated Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Subordinated Debt Securities affected thereby, no such consent shall be given by the Institutional Trustee without the prior written consent of each Holder of Preferred Securities. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. Subject to Section 8.02, the Institutional Trustee shall notify all Holders of the Preferred Securities of any notice of default received with respect to the Subordinated Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Institutional Trustee shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Trust to be taxable other than as a grantor trust for United States federal income tax purposes.

                  (c) If any proposed amendment to the Declaration provides for, or the Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities; except as otherwise provided in Section 11.03(c). Notwithstanding any other provision of this Declaration, no amendment to this Declaration may be made if, as a result of such amendment, it would cause the Trust to be taxable other than as a grantor trust for United States federal income tax purposes.

                  (d) Holders of a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past Event of Default and its consequences, except a default described in clause (b) or (c) of the definition of "Event of Default" contained in Section 1.01, a default in respect of a covenant or provision which under this Declaration cannot be modified or amended without the consent of the Holder of each Outstanding Preferred Security or an Indenture Event of Default that the Holders of a Majority in Liquidation Amount of the Preferred Securities would not be entitled to waive pursuant to Section 6.01(e).

         Upon any such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Declaration; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to Preferred Securities shall also be deemed to constitute a waiver by the Holders of Common Securities for all purposes of the Declaration without any further act, vote or consent of the Holders of Common Securities.

                  (e) For so long as any Preferred Securities remain Outstanding, if, upon an Indenture Event of Default, the Indenture Trustee and the holders of the outstanding Subordinated Debt Securities have failed to declare the principal of all of the Subordinated Debt Securities to be immediately due and payable, the Holders of at least 33% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Indenture Trustee.

         At any time after such a declaration of acceleration with respect to the Subordinated Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in the Subordinated Indenture, the Holders of a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Institutional Trustee, the Sponsor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Sponsor has paid or deposited with the Indenture Trustee a sum sufficient to pay

                                    (1)      all overdue installments of
                           interest on all of the Subordinated Debt Securities,

                                    (2)      the principal of any Subordinated
                           Debt Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Subordinated Debt Securities, and

                                    (3)      all sums paid or advanced by the
                           Indenture Trustee under the Subordinated Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Institutional Trustee, their agents and counsel; and

                           (ii) all Indenture Events of Default, other than the non-payment of the principal of the Subordinated Debt Securities which has become due solely by such acceleration, have been cured or waived as provided in Section 713 of the Subordinated Indenture.

         The Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Subordinated Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Subordinated Indenture cannot be modified or amended without the consent of the holder of each outstanding Subordinated Debt Securities. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.01(e).

                  (f) Except as set forth in Section 6.01(e) and Section 8.19, the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Subordinated Debt Securities.

         The Holders of a Majority in Liquidation Amount of the Preferred Securities at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred on the Institutional Trustee with respect to the Preferred Securities; provided, however, that, the Institutional Trustee shall have the right to decline to follow any such direction if the Institutional Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Institutional Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders of Preferred Securities not parties to such direction, and provided further that nothing in this Declaration shall impair the right of the Institutional Trustee to take any action deemed proper by the Institutional Trustee and which is not inconsistent with such direction by such Holders.

         SECTION 6.02. Notice of Meetings

         Notice of all meetings of the Holders of Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Regular Trustees pursuant to Section 11.08 to each Holder of Preferred Securities of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.03. Meetings of Holders of Preferred Securities

         No annual meeting of Securityholders is required to be held. The Regular Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of Preferred Securities of record of at least 33% of the Preferred Securities (based upon their Liquidation Amount) and the Regular Trustees or the Institutional Trustee may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to which Holders of Preferred Securities are entitled to vote.

         Holders of Preferred Securities of record of at least 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Holders of Preferred Securities.

         If a quorum is present at a meeting, an affirmative vote by the Holders of Preferred Securities of record present, in person or by proxy, holding more than 66-2/3% of the Preferred Securities (based upon their Liquidation Amount) held by the Holders of Preferred Securities of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration requires a greater number of affirmative votes.

         SECTION 6.04. Voting Rights

         Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote; provided, however, any Preferred Securities that are owned by the Company, the Institutional Trustee or the Delaware Trustee will, for purposes of any vote or consent, be treated as if they were not outstanding.

         SECTION 6.05. Proxies, etc.

         At any meeting of Securityholders, any Securityholder entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Regular Trustees, or with such other officer or agent of the Trust as the Regular Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Institutional Trustee, proxies may be solicited in the name of the Institutional Trustee or one or more officers of the Institutional Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         SECTION 6.06. Securityholder Action by Written Consent

         Any action which may be taken by Securityholders at a meeting may be taken without a meeting and without prior notice if Securityholders holding at least 66-2/3% of all outstanding

Trust Securities entitled to vote in respect of such action (or such other proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing (based upon their Liquidation Amount).

         SECTION 6.07. Record Date for Voting and Other Purposes

         For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Regular Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         SECTION 6.08. Acts of Securityholders

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Regular Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustees deem sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders and the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Institutional Trustee shall be conclusive with respect to such matter.

         SECTION 6.09. Inspection of Records

         Upon reasonable notice to the Trustees, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEES

         SECTION 7.01. Representations and Warranties of the Trustees

         The Bank, the Delaware Bank, the Institutional Trustee and the Delaware Trustee, each on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Securityholders that:

                  (a) the Bank is a national banking association or trust company duly organized, validly existing and in good standing under the laws of the United States of America, and the Delaware Bank is a banking corporation or trust company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) each of the Bank and the Delaware Bank has full corporate power, authority and legal right to execute, deliver and perform their obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

                  (c) this Declaration has been duly authorized, executed and delivered by each of the Bank and the Delaware Bank and constitutes the valid and legally binding agreement of each of the Bank and the Delaware Bank, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (d) the execution, delivery and performance by each of the Bank and the Delaware Bank of this Declaration have been duly authorized by all necessary corporate action on the part of the Bank, the Institutional Trustee, the Delaware Bank and the Delaware Trustee and do not require any approval of stockholders of the Bank or the Delaware Bank and such execution, delivery and performance will not (i) violate the Bank's or the Delaware Bank's

Charter or By-laws, or (ii) violate any law, governmental rule or regulation of the United States or the State of New York or Delaware, as the case may be, governing the banking or trust powers of the Bank and the Institutional Trustee or the Delaware Bank and the Delaware Trustee, or any order, judgment or decree applicable to the Bank, the Institutional Trustee, the Delaware Bank or the Delaware Trustee; and

                  (e) neither the authorization, execution or delivery by the Bank or the Delaware Bank of this Declaration, nor the consummation of any of the transactions by the Bank, the Institutional Trustee, the Delaware Bank or the Delaware Trustee (as appropriate in context) contemplated herein or therein, require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal, New York or Delaware law governing the banking or trust powers of the Bank or the Delaware Bank.

                                  ARTICLE VIII

                                  THE TRUSTEES

         SECTION 8.01. Certain Duties and Responsibilities

                  (a) The rights, duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Institutional Trustee, the Trust Indenture Act. The Institutional Trustee, other than during the occurrence and continuation of an Event of Default, undertakes to perform only such duties as are specifically set forth in this Declaration and, upon an Event of Default, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his/her own affairs. The Trustees shall have all the privileges, rights and immunities provided by the Delaware Statutory Trust Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. To the extent that, at law or in equity, each Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, each Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of each Trustee otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of such Trustee.

                  (b) All payments made by the Institutional Trustee in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Institutional Trustee to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

         SECTION 8.02. Notice of Defaults

         Within 90 days after the occurrence of any default known to the Institutional Trustee, the Institutional Trustee shall transmit, in the manner and to the extent provided in Section 11.08, notice of default to the Securityholders, the Regular Trustees and the Sponsor, unless such default shall have been cured or waived before the giving of such notice, provided that the Institutional Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         SECTION 8.03. Certain Rights of Institutional Trustee

         Subject to the provisions of Section 8.01 and except as provided by law:

                  (a) the Institutional Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Declaration the Institutional Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions in this Declaration the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken. The Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Institutional Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Institutional Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (c) the Institutional Trustee may consult with counsel or other experts of its selection and the written advice of such counsel or other experts or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (d) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Institutional Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (e) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (f) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys; provided that the Institutional Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                  (g) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

                  (h) the Institutional Trustee shall not be deemed to have notice of any default or Event of Default unless an officer of the Institutional Trustee assigned to its Corporate Trust Division has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Institutional Trustee at its corporate trust office, and such notice references the Trust Securities and this Declaration; and

                  (i) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its respective capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 8.04. Not Responsible for Recitals or Issuance of Securities

         The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05.

         The Institutional Trustee may conclusively assume that any funds held by it hereunder are legally available unless an officer of the Institutional Trustee assigned to its Institutional Trust Services Department shall have received written notice from the Company, any Holder or any other Trustee that such funds are not legally available.

         The Institutional Trustee makes no representations as to the value or condition of the property of the Trust or any part thereof. The Institutional Trustee makes no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

         SECTION 8.05. May Hold Securities

         Any Trustee or any other agent of the Trustees or the Trust, in its individual or any other capacity, and except as provided in the definition of the term "Outstanding" in Article I, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         SECTION 8.06. Compensation; Fees; Indemnity

         The Sponsor, as obligor of the Subordinated Debt Securities, agrees:

                  (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their willful misconduct, negligence or bad faith (or, in the case of the Delaware Trustee, any such expense, disbursement or advance as shall have been caused by his/her own gross negligence); and

                  (c) to indemnify each of the Trustees for, and to hold each of the Trustees harmless against, any and all loss, damage, claims, liability or expense incurred without willful misconduct, negligence (gross negligence, in the case of the Delaware Trustee) or bad faith on their part, arising out of or in connection with the acceptance or administration of this Declaration, including the costs and expenses of defending themselves against any claim (whether by the Sponsor, any Securityholder or any other person) or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         The provisions of this Section 8.06 shall survive the termination of this Declaration.

         SECTION 8.07. Trustees Required; Eligibility

                  (a) There shall at all times be an Institutional Trustee hereunder with respect to the Trust Securities. The Institutional Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Institutional Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  (b) There shall at all times be one or more Regular Trustees hereunder with respect to the Trust Securities. Each Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

                  (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity authorized to conduct a trust business and with its principal place of business in the State of Delaware that shall act through one or more persons authorized to bind such entity.

         SECTION 8.08. Conflicting Interests

         If the Institutional Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration. To the extent permitted by the Trust Indenture Act, the Institutional Trustee shall not be deemed to have a conflicting interest by virtue of being trustee under the Guarantee.

         SECTION 8.09. Co-Trustees and Separate Trustee

         At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Institutional Trustee shall have power to appoint, and upon the written request of the Institutional Trustee, the Sponsor shall for such purpose join with the Institutional Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Institutional Trustee either to act as co-trustee, jointly with the Institutional Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such Trust Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Sponsor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Institutional Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall satisfy the requirements of Section 8.07.

         Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Sponsor.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

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

                           (i) The Trust Securities shall be executed, authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees hereunder, shall be exercised, solely by the Trustees.

                           (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Institutional Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Institutional Trustee or by the Institutional Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Institutional Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                           (iii) The Institutional Trustee, at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Institutional Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Institutional Trustee, the Sponsor shall join with the Institutional Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                           (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Institutional Trustee, or any other such trustee hereunder.

                           (v) The Trustees shall not be liable by reason of any act of a co-trustee or separate trustee.

                           (vi)     Any Act of Holders delivered to the
                  Institutional Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 8.10. Resignation and Removal; Appointment of Successor

         No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

         The Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders, the Sponsor and the other Trustees, except that notice is only required to be delivered to the Securityholders in the event that the Institutional Trustee or the Delaware Trustee is the resigning Relevant Trustee. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the resigning Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         Unless an Indenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by Act of the Holder of the Common Securities. If an Indenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at such time by Act of the Securityholders of a Majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust).

         If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when no Indenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities delivered to the retiring and successor Relevant Trustees, shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as the Relevant Trustee at a time when an Indenture Event of Default shall have occurred and be continuing, the Holders of Preferred Securities, by Act of the Securityholders of a Majority in Liquidation Amount of the Preferred Securities then outstanding delivered to the retiring and successor Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed in accordance with this Section 8.10 and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         The Institutional Trustee shall give notice of each resignation and each removal of the Relevant Trustee, and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 11.08 and shall give notice to the Sponsor, except that notice is only required to be delivered to the Securityholders in the event that the Institutional Trustee or the Delaware Trustee is the resigning or removed Relevant Trustee. Each notice shall include the name of the successor Relevant Trustee and the address of its corporate trust office if it is the Institutional Trustee.

         Notwithstanding the foregoing or any other provision of this Declaration, in the event any Regular Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the act of the remaining Regular Trustee or (ii) otherwise by the Sponsor (with the successor in each case being an individual who satisfies the eligibility requirement for Regular Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Declaration, in the event the Sponsor believes that any Regular Trustee has become incompetent or incapacitated, the Sponsor, by notice to the remaining Trustees, may terminate the status of such Person as an Regular Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

         SECTION 8.11. Acceptance of Appointment by Successor

         In case of the appointment hereunder of a successor Relevant Trustee, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Sponsor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

         Upon request of any such successor Relevant Trustee, the retiring Relevant Trustee shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         SECTION 8.12. Merger, Conversion, Consolidation or Succession to
Business

         Any Person into which the Institutional Trustee, Delaware Trustee or any Regular Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 8.13. Preferential Collection of Claims Against Sponsor or
Trust

         If and when the Institutional Trustee shall be or become a creditor of the Sponsor or the Trust (or any other obligor upon the Subordinated Debt Securities or the Trust Securities), the Institutional Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or Trust (or any such other obligor). For purposes of
Section 311(b)(4) and (6) of the Trust Indenture Act:

                  (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                  (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Sponsor or the Trust (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Institutional Trustee simultaneously with the creation of the creditor relationship with the Sponsor or the Trust (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 8.14. Reports by Institutional Trustee

                  (a) Within 60 days after May 15 of each year commencing with May 15, 2004, if required by Section 313(a) of the Trust Indenture Act, the Institutional Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the date of this Declaration or the preceding May 15.

                  (b) The Institutional Trustee shall transmit to Securityholders the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

                  (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

         SECTION 8.15. Reports to the Institutional Trustee

         The Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and, within 120 days after the end of each fiscal year of the Sponsor, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act in the form and in the manner required by Section 314 of the Trust Indenture Act.

         Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein.

         SECTION 8.16. Evidence of Compliance with Conditions Precedent

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration, including an Officers' Certificate and an Opinion of Counsel that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c) of the Trust Indenture Act shall comply with Section 314(e) of the Trust Indenture Act.

         SECTION 8.17. Number of Trustees

                  (a) The number of Trustees shall initially be four; provided that the Sponsor by written instrument may increase or decrease the number of Regular Trustees.

                  (b) If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

                  (c) Except as provided in Section 9.02, the death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of an Regular Trustee in accordance with Section 8.10, the Regular Trustees in office, regardless of their number (and notwithstanding any other provision of this Declaration), shall have all powers granted to the Regular Trustees and shall discharge the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 8.18. Delegation of Power

                  (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) The Regular Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 8.19. Enforcement of Rights of Institutional Trustee by Securityholders

         If (i) the Trust fails to pay Distributions in full on the Preferred Securities for more than five consecutive years at any one time, or (ii) an Event of Default occurs and is continuing, then the Institutional Trustee may enforce its rights against the Company as the holder of the Subordinated Debt Securities. In addition, the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee under this Declaration, including the right to direct the Institutional Trustee to exercise the remedies available to it as a holder of the Subordinated Debt Securities; provided that such direction shall not be in conflict with any rule of law or with this Declaration, and could not involve the Institutional Trustee in personal liability in circumstances where reasonable indemnity would not be adequate. If the Institutional Trustee fails to enforce its rights under the Subordinated Debt Securities, a Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Company to enforce its rights under this Declaration without first instituting any legal proceeding against the Institutional Trustee or any other Person, including the Trust; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Declaration to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Declaration, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Notwithstanding the foregoing, a Holder of Preferred Securities may institute a legal proceeding directly against the Company, without first instituting a legal proceeding against or requesting or directing that action be taken by the Institutional Trustee or any other Person, for enforcement of payment to such Holder of principal of or interest on the Subordinated Debt Securities having a principal amount equal to the aggregate stated liquidation amount of the Preferred Securities of such Holder on or after the due dates therefor specified or provided for in the Subordinated Debt Securities. The Company shall be subrogated to all rights of the Holders of Preferred Securities in respect of any amounts paid to such Holders by the Company pursuant to this Section.

         SECTION 8.20. Delaware Trustee

                  (a) Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. The Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act.

                  (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust (i) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by SunTrust Delaware Trust Company in its individual capacity but is made and intended for the purpose of binding only the Trust, and (ii) under no circumstances shall SunTrust Delaware Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Declaration, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

                                   ARTICLE IX

                           DISSOLUTION AND LIQUIDATION

         SECTION 9.01. Dissolution Upon Expiration Date

         The Trust shall automatically dissolve on December 31, 2034 (the "Expiration Date") or earlier pursuant to Section 9.02.

         SECTION 9.02. Early Termination

         Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"), the Trust shall be dissolved in accordance with the terms hereof:

                           (i) the occurrence of a Bankruptcy Event in respect of the Sponsor, dissolution or liquidation of the Sponsor, or the dissolution of the Trust pursuant to judicial decree;

                           (ii) the delivery of written direction to the Institutional Trustee by the Sponsor at any time (which direction is optional and wholly within the discretion of the Sponsor) to dissolve the Trust and distribute the Subordinated Debt Securities to Securityholders as provided in Section 9.04; and

                           (iii) the payment at maturity or redemption of all of the Junior Subordinated Debt Securities, and the consequent redemption of all of the Preferred Securities.

         SECTION 9.03. Termination

         The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Institutional Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04 or 9.05, or upon the redemption of all of the Trust Securities pursuant to Section 4.04, of all amounts or instruments required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

         SECTION 9.04. Liquidation

                  (a)      If any Early Termination Event specified in clause
(ii) of Section 9.02 occurs, the Trust shall be liquidated and the Institutional Trustee shall distribute the Subordinated Debt Securities to the Securityholders as provided in this Section 9.04.

                  (b) In connection with a distribution of the Subordinated Debt Securities, each Holder of Trust Securities shall be entitled to receive, after the satisfaction of liabilities to creditors of the Trust (as evidenced by a certificate of the Regular Trustees), a Like Amount of Subordinated Debt Securities. Notice of liquidation shall be given by the Institutional Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                           (i)      state the Liquidation Date;

                           (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Subordinated Debt Securities; and

                           (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Subordinated Debt Securities as the Regular Trustees or the Institutional Trustee shall deem appropriate.

                  (c) In order to effect the liquidation of the Trust and distribution of the Subordinated Debt Securities to Securityholders, the Institutional Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Subordinated Debt Securities in exchange for the Outstanding Trust Securities Certificates.

                  (d) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Subordinated Debt Securities will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Regular Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Subordinated Debt Securities, accruing interest at the rate provided for in the Subordinated Debt Securities from the last Distribution Payment Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Subordinated Debt Securities) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Subordinated Debt Securities upon surrender of Trust Securities Certificates.

                  (e) The Sponsor will use its best efforts to have the Subordinated Debt Securities that are distributed in exchange for the Preferred Securities to be listed on such securities exchange as the Preferred Securities are then listed. The Sponsor may elect to have the Subordinated Debt Securities issued in book-entry form to the Clearing Agency or its nominee pursuant to a Certificate Depository Agreement.

         SECTION 9.05. Bankruptcy

         If an Early Termination Event specified in clause (i) of Section 9.02 has occurred, the Trust shall be liquidated. The Institutional Trustee shall distribute the Subordinated Debt Securities to the Securityholders as provided in Section 9.04, unless such distribution is determined by the Regular Trustees not to be practical, in which event the Holders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The

Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         SECTION 9.06. Certificate of Cancellation

         A Certificate of Cancellation ("Certificate") to terminate the Trust (as permitted hereby) may be signed by any Regular Trustee, individually, in such capacity so long as such Certificate fully complies with all legal requirements.

                                   ARTICLE X

                             REMARKETING PROCEDURES

         SECTION 10.01. Election to Remarket

         If the Company, and the Regular Trustees acting at the direction of the Company, elect to conduct a Remarketing, the Trust, not less than 20 nor more than 35 Business Days prior to the related Election Date, is required pursuant to Section 4.02(b) to give the written notice of proposed Remarketing of the Preferred Securities to the Clearing Agency, the Institutional Trustee, the Indenture Trustee, the Remarketing Agent and the Calculation Agent. If the Preferred Securities are not issued in global, fully registered form to the Clearing Agency, such notice shall be delivered to the Holders instead of the Clearing Agency. As required by Section 4.02(b), such notice will describe the Remarketing and will indicate the length of the proposed new Fixed Rate Period, the proposed Remarketing Date and any redemption provisions that will apply during such new Fixed Rate Period. At any time prior to the Election Date, the Company and the Regular Trustees may elect to terminate a Remarketing by giving the Clearing Agency (or the Holders, as applicable), the Remarketing Agent, the Institutional Trustee, the Indenture Trustee and the Calculation Agent written notice of such termination.

         SECTION 10.02. Notice of Election

                  (a) Not later than 4:00 P.M., New York City time, on an Election Date, each Holder of Preferred Securities may give, through the facilities of the Clearing Agency in the case of Book-Entry Preferred Securities Certificates, a written notice to the Institutional Trustee of its election ("Notice of Election") (i) to retain and not to have all or any portion of the Preferred Securities owned by it remarketed in the Remarketing or (ii) to tender all or any portion of such Preferred Securities for purchase in the Remarketing (such portion, in either case, is to be in the Liquidation Amount of $1,000 or any integral multiple thereof). Any Notice of Election given to the Institutional Trustee will be irrevocable and may not be conditioned upon the level at which the Fixed Rate is established in the Remarketing. Promptly after 4:30 P.M., New York City time, on such Election Date, the Institutional Trustee, based on the Notices of Election received by it through the Clearing Agency (or from the Holders, if Definitive Preferred Securities Certificates have been issued) prior to such time, will notify the Regular Trustees, the Company and the Remarketing Agent of the number of Preferred Securities to be retained by holders of

Preferred Securities and the number of Preferred Securities tendered for purchase in the Remarketing.

                  (b) If any Holder of Preferred Securities gives a Notice of Election to tender Preferred Securities as described in 10.02(a), the Preferred Securities so subject to such Notice of Election will be deemed tendered for purchase in the Remarketing, notwithstanding any failure by such Holder to deliver or properly deliver such Preferred Securities to the Remarketing Agent for purchase. If any Holder of Preferred Securities fails timely to deliver a Notice of Election, as described above, such Preferred Securities will be deemed tendered for purchase in such Remarketing, notwithstanding such failure or the failure by such Holder to deliver or properly deliver such Preferred Securities to the Remarketing Agent for purchase.

                  (c) The right of each Holder of Preferred Securities to have Preferred Securities tendered for purchase in the Remarketing shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) Preferred Securities tendered have not been called for redemption, (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Securities at a Fixed Rate and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

                  (d) Any Holder of Preferred Securities that desires to continue to retain a number of Preferred Securities, but only if the Fixed Rate is not less than a specified rate per annum, shall submit a Notice of Election to tender such Preferred Securities pursuant to this Section 10.02 and separately notify the Remarketing Agent of its interest at the telephone number set forth in the notice of Remarketing delivered pursuant to Section 10.01. If such Holder so notifies the Remarketing Agent, the Remarketing Agent will give priority to such Holder's purchase of such number of Preferred Securities in the Remarketing providing that the Fixed Rate is not less than such specified rate.

         SECTION 10.03. Determination of Distribution Rate

                  (a) If Holders submit Notices of Election to retain all of the Preferred Securities then outstanding, the Fixed Rate will be the rate determined by the Remarketing Agent, in its sole discretion, as the rate that would have been established had a Remarketing been held on the related Remarketing Date.

                  (b) On any Remarketing Date on which the Remarketing is to be conducted, the Remarketing Agent will use commercially reasonable efforts to remarket, at a price equal to 100% of the Liquidation Amount thereof, Preferred Securities tendered or deemed tendered for purchase. Except as provided in Section 10.03(a), if, as a result of such efforts, on any Remarketing Date, the Remarketing Agent has determined that it will be able to remarket all Preferred Securities tendered or deemed tendered for purchase in the Remarketing at a Fixed Rate and at a price of $1,000 per Preferred Security, prior to 4:00 P.M., New York City time, on such Remarketing Date, the Remarketing Agent will determine the Fixed Rate, which will be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest Fixed Rate per annum that will enable it to remarket all Preferred Securities tendered or deemed tendered for

Remarketing at a price of $1,000 per Preferred Security. By approximately 4:30 P.M., New York City time, on a Remarketing Date, the Remarketing Agent shall advise, by telephone, (i) the Clearing Agency, the Institutional Trustee, the Indenture Trustee, the Trust, the Company and the Calculation Agent of any new Fixed Rate established pursuant to the Remarketing and the number of remarketed Preferred Securities sold in the Remarketing; (ii) each purchaser of a remarketed Preferred Security (or the Clearing Agency Participant thereof) of such new Fixed Rate and the number of remarketed Preferred Securities such purchaser is to purchase; and (iii) each purchaser to give instructions to its Clearing Agency Participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the remarketed Preferred Securities purchased through the facilities of the Clearing Agency.

                  (c) If the Remarketing Agent is unable to remarket by 4:00 P.M., New York City time on the third Business Day prior to the Remarketing Settlement Date, all Preferred Securities tendered or deemed tendered for a purchase at a price of $1,000 per Preferred Security, the Distribution Rate for the next Distribution Period shall be the Floating Rate and the new Distribution Period shall be a Floating Rate Period. In such case, no Preferred Securities will be sold in the Remarketing and each Holder will continue to hold its Preferred Securities at such Floating Rate during such Floating Rate Period.

                  (d) All Preferred Securities tendered or deemed tendered in the Remarketing will be automatically delivered to the account of the Remarketing Agent through the facilities of the Clearing Agency against payment of the purchase price therefor on the Remarketing Settlement Date. The Remarketing Agent will make payment to the Clearing Agency Participant of each tendering holder of Preferred Securities in the Remarketing through the facilities of the Clearing Agency by the close of business on the Remarketing Settlement Date.

         In accordance with the Clearing Agency's normal procedures, on the Remarketing Settlement Date, the transaction described above with respect to each Preferred Security tendered for purchase and sold in the Remarketing will be executed through the Clearing Agency Participants, will be debited and credited and such Preferred Securities delivered by book entry as necessary to effect purchases and sales of such Preferred Securities. The Clearing Agency is expected to make payment in accordance with its normal procedures.

         This Section 10.03(d) shall not apply if Definitive Preferred Securities Certificates have been issued.

                  (e) If any Holder selling Preferred Securities in the Remarketing fails to deliver such Preferred Securities, the Clearing Agency Participant of such selling Holder and of any other person that was to have purchased Preferred Securities in the Remarketing may deliver to any such other person a number of Preferred Securities that is less than the number of Preferred Securities that otherwise was to be purchased by such person. In such event, the number of Preferred Securities to be so delivered will be determined by such Clearing Agency Participant and delivery of such lesser number of Preferred Securities will constitute good delivery. This paragraph shall not apply if Definitive Preferred Securities Certificates have been issued.

                  (f) The Remarketing Agent is not obligated to purchase any Preferred Securities that would otherwise remain unsold in a Remarketing. Neither the Trust, any Trustee, the Company nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Preferred Securities for Remarketing.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01. Guarantee by the Sponsor

         Subject to the terms and conditions hereof, the Sponsor, as obligor of the Subordinated Debt Securities, irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Preferred Securities, Common Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Preferred Securities, Common Securities or such other similar interests, as the case may be. This guarantee is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         SECTION 11.02. Limitation of Rights of Securityholders

         The death or incapacity of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Declaration, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in and for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 11.03. Amendment

                  (a) This Declaration may be amended from time to time by the Institutional Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities, without the consent of any Holder of the Preferred Securities (i) to cure any ambiguity, correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make other changes to the provisions with respect to matters or questions arising under this Declaration; provided, however, that such amendment shall not adversely affect in any material respect the interests of any Holder of Trust Securities; (ii) to facilitate the tendering, remarketing and settlement of the Preferred Securities, as herein contemplated; (iii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will not be taxable other than as a grantor trust for United States federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act; or (iv) in accordance with the requirements of Section 8.11. Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Declaration or at any time thereafter shall be amended and (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Declaration shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustees may, without the consent of any Holders, amend this Declaration to evidence such amendment hereof; or (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act as in effect at such date, this Declaration shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustees may, without the consent of any Holders, amend this Declaration to evidence such amendment.

                  (b) Except as provided in Section 11.03(c) hereof, any provision of this Declaration may be amended by the Institutional Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities with
(i) the consent of Holders of at least a Majority in Liquidation Amount of the Preferred Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's being taxable as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

                  (c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date; (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; or (iii) change the consent required pursuant to this Section 11.03.

                  (d) Notwithstanding any other provisions of this Declaration, the Trustees shall not enter into or consent to any amendment to this Declaration which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act of 1940, as amended, afforded by Rule 3a-5 thereunder.

                  (e) Without the consent of the Sponsor, the Calculation Agent or the Remarketing Agent, this Declaration may not be amended in a manner which imposes any additional obligation on the Sponsor, the Calculation Agent or the Remarketing Agent, as the case may be. Notwithstanding any other provisions of this Declaration, the consent of the Delaware Trustee shall be required to amend any provision of, or add any provision to, this Declaration which affects the Delaware Trustee's rights, duties, immunities, liabilities or otherwise. In executing any amendment permitted by this Declaration, the Trustees shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon an Officer's Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Declaration. Any Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, immunities or liabilities under this Declaration or otherwise.

                  (f) In the event that any amendment to this Declaration is made, the Regular Trustees shall promptly provide to the Sponsor a copy of such amendment.

         SECTION 11.04. Separability

         In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.05. Governing Law

         THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         SECTION 11.06. Successors

         This Declaration shall be binding upon and shall inure to the benefit of any successor to both the Trust and the Trustees, including any successor by operation of law.

         SECTION 11.07. Headings

         The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

         SECTION 11.08. Notice and Demand

         Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Holders of Preferred Securities, to such Holders of Preferred Securities as such Securityholder's name and address appear on the Securities Register and, (ii) in the case of the Holders of Common Securities or the Sponsor, to Avista Corporation, 1411 East Mission Avenue, Spokane, Washington 99202, Attention:
Treasurer, Facsimile No. (509) 495-4361, or to such other address as the Holders of Common Securities or the Sponsor may give notice of to the Institutional Trustee and the Delaware Trustee. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust or the Trustees shall be given in writing addressed as follows: (i) with respect to the Institutional Trustee and the Delaware

Trustee, Union Bank of California, N.A., 475 Sansome Street, 12th Floor, San Francisco, California 94111, Attention: Corporate Trust Services, Facsimile No.
(415) 296-6754; SunTrust Delaware Trust Company, 1011 Centre Road, Suite 108, Wilmington, Delaware 19805, Attention: Corporate Trust Department, Facsimile No.
(302) 892-9943 (with a copy to SunTrust Bank, 225 East Robinson Street, Suite 250, Orlando, Florida 32801, Attention: Corporate Trust Department), as the case may be, or to such other address as the Institutional Trustee or the Delaware Trustee may give notice of to the Sponsor; and (ii) with respect to the Regular Trustees, to them at the address above for notices to the Sponsor, marked
Attention: Regular Trustees of AVA Capital Trust III, c/o Treasurer. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the applicable Trustee.

         Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be served upon the Calculation Agent or the Remarketing Agreement shall be given in accordance with the Calculation Agent Agreement or the Remarketing Agreement, respectively.

         SECTION 11.09. Agreement Not to Petition

         Each of the Trustees and the Sponsor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this
Section 11.09, the Institutional Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section 11.09 shall survive the termination of this Declaration.

         SECTION 11.10. Conflict with Trust Indenture Act

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED INDENTURE AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

IN WITNESS WHEREOF, the parties hereto have executed this Declaration or have caused this Declaration to be executed on their behalf, all as of the day and year first above written.

                                    AVISTA CORPORATION,
                                        as Sponsor

                                    By:         /s/ Diane C. Thoren
                                         ---------------------------------------
                                    Name:  Diane C. Thoren
                                    Title: Assistant Treasurer

                                    UNION BANK OF CALIFORNIA, N.A.,
                                       as Institutional Trustee

                                    By:         /s/ Sonia N. Flores
                                         ---------------------------------------
                                    Name:  Sonia N. Flores
                                    Title: Vice President

                                    SUNTRUST DELAWARE TRUST COMPANY,
                                         as Delaware Trustee

                                    By:         /s/ Susan D. Tinsley
                                         ---------------------------------------
                                    Name:  Susan D. Tinsley
                                    Title: Trust Officer

                                                /s/ Malyn K. Malquist
                                    --------------------------------------------
                                                Malyn K. Malquist
                                                as Regular Trustee

                                                /s/ Diane C. Thoren
                                    --------------------------------------------
                                                Diane C. Thoren
                                                as Regular Trustee

                                    EXHIBIT A

         This Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of the Depository Trust Company ("DTC") or a nominee of DTC. This Security is exchangeable for Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration and no transfer of this Security (other than a transfer of this Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of
DTC) may be registered except in limited circumstances.

         Unless this certificate is presented by an authorized representative of DTC, to AVA Capital Trust III or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest herein.*

Certificate Number                             Number of Preferred Securities

                                                        ____________

      P-_                                            CUSIP NO. _____

                   Certificate Evidencing Preferred Securities
                                       of
                              AVA Capital Trust III

                       Flexible Trust Preferred Securities
                      (Five Year Initial Fixed Rate Period)
               (Liquidation Amount $1,000 per Preferred Security)

                  AVA Capital Trust III, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co.* (the "Holder") is the registered owner of _____ (_______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the AVA Capital Trust III Flexible Trust Preferred Securities (Five Year Initial Fixed Rate Period) (Liquidation Amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of April 5, 2004, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Preferred Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by Avista Corporation, a Washington corporation (the "Company"), pursuant to a Guarantee Agreement between the Company and Union Bank of California, N.A., as guarantee trustee, dated as of April 5, 2004, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the holder of this certificate is bound by the Declaration and is entitled to the benefits thereunder.

*Insert in Book-Entry Preferred Securities Certificates only

         IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of _______, 2004.

                                         AVA CAPITAL TRUST III

                                         By:____________________________________

                                         _______________,
                                         As Regular Trustee

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

                                         _______________________________________
                                         as Institutional Trustee

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

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(Insert assignee's social security or tax identification number)

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(Insert address and zip code of assignee)
and irrevocably appoints

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agent to transfer this Preferred Securities Certificate on the books of the
Trust. The agent may substitute another to act for him or her.

Date:
           -----------------------------------------------------

Signature:
           -----------------------------------------------------

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

                                    EXHIBIT B

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

         THIS AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") is made as of April 5, 2004, between Avista Corporation, a Washington corporation (the "Company"), and AVA Capital Trust III, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities and its AVA Capital Trust III Flexible Trust Preferred Securities (the "Preferred Securities"), with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Declaration of Trust of the Trust dated as of April 5, 2004 as the same may be amended from time to time (the "Declaration"), and with the proceeds thereof to purchase from the Company its Subordinated Debt Securities, Series due 2034 (the "Subordinated Debt Securities"); and

          NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and the Trust hereby agree as follows:

                                    ARTICLE I

         Section 1.01. Agreement of the Company. Subject to the terms and conditions hereof, the Company hereby irrevocably and unconditionally agrees with the Trust, and with each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"), that the Company shall make full payment, when and as due, of any and all Expenses (as hereinafter defined) to such Beneficiaries and shall reimburse the Trust for any Expenses paid by it. As used herein, "Expenses" means any expenses, indebtedness or liabilities of the Trust, including, without limitation, any and all taxes, duties, assessments or other governmental charges of whatever nature (other than United States federal withholding taxes) imposed by the United States or any other taxing authority; it being understood (a) that "Expenses" shall not be deemed to include amounts to be distributed to the holders of the Common Securities and the Preferred Securities pursuant to the terms thereof and (b) that the intention of this covenant is that the net amounts received and retained by the Trust after paying all Expenses will be equal to the amounts the Trust would have received and retained had no such Expenses been incurred by or imposed on the Trust. This Agreement is intended to be for the benefit of, and to be enforceable by, the Trust and by all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         Section 1.02. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, any Expense, any sums paid under the Guarantee Agreement dated the date hereof by the Company and Union Bank of California, N.A., as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

         Section 1.03. Waiver of Notice. The Company hereby waives notice of acceptance of this Agreement and of any payment of Expenses to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         Section 1.04. No Impairment. The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Expenses or for the performance of any other obligation under, arising out of, or in connection with, the Expenses;

                  (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Expenses or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

         Section 1.05. Enforcement. A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                                   ARTICLE II

         Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

         Section 2.02. Amendment. So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

         Section 2.03. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to-wit:

                  AVA Capital Trust III
                  c/o Union Bank of California, N.A.
                  475 Sansome Street, 12th Floor
                  San Francisco, California 94111
                  Facsimile No.: (415) 296-6757
                  Attention: Corporate Trust Services

                  Avista Corporation
                  1411 East Mission Avenue
                  Spokane, Washington 99202
                  Facsimile No.: (509) 482-4879
                  Attention: Treasurer

         Section 2.04. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         THIS AGREEMENT is executed as of the date and year first above written.

                                    AVISTA CORPORATION

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    AVA CAPITAL TRUST III

                                    By: ________________________________________
                                        _____________
                                        as Regular Trustee

                                    EXHIBIT C

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE
                     DECLARATION OF TRUST REFERRED TO HEREIN

Certificate Number C-1                               Number of Common Securities

                                                           _________________

                    Certificate Evidencing Common Securities
                                       of
                              AVA Capital Trust III

                                Common Securities
                 (Liquidation Amount $1,000 per Common Security)

         AVA Capital Trust III, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Avista Corporation (the "Holder") is the registered owner of _____________ (_______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the AVA Capital Trust III Common Securities (Liquidation Amount $1,000 per Common Security) (the "Common Securities"). In accordance with
Section 5.10 of the Declaration (as defined below), the Common Securities are not transferable, except as permitted by the Declaration referred to herein, and, to the fullest extent permitted by law, any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of April 5, 2004, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by Avista Corporation, a Delaware corporation (the "Company"), pursuant to a Guarantee Agreement between the Company and Union Bank of California, N.A., as guarantee trustee, dated as of April 5, 2004, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________, 2004.

                                    AVA Capital Trust III

                                    By: ________________________________________

                                    _____________,
                                    as Regular Trustee

                          CERTIFICATE OF AUTHENTICATION

This is one of the Common Securities referred to in the within-mentioned Declaration.

                                    ____________________________________________
                                    as Institutional Trustee

                                      C-1